Document And Entity Information (USD $)	12 Months Ended
Dec. 31, 2011
Entity Registrant Name	SAVANNAH BANCORP INC
Entity Central Index Key	0000860519
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Smaller Reporting Company
Entity Public Float	$ 1
Entity Common Stock, Shares Outstanding	1
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2011

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Cash and due from banks	$ 13,225	$ 17,990
Federal funds sold	535	110
Interest-bearing deposits in banks	81,717	40,836
Cash and cash equivalents	95,477	58,936
Securities available for sale, at fair value (amortized cost of $81,764 and $136,980)	83,653	138,099
Loans, net of allowance for loan losses of $21,917 and $20,350	737,761	806,212
Premises and equipment, net	14,286	15,056
Other real estate owned	20,332	13,199
Bank-owned life insurance	6,510	6,309
Goodwill and other intangible assets, net	3,562	3,786
Other assets	23,654	25,333
Total assets	985,235	1,066,930
Deposits:
Noninterest-bearing	106,939	95,725
Interest-bearing demand	147,716	140,531
Savings	20,062	20,117
Money market	255,285	265,840
Time deposits	316,927	401,532
Total deposits	846,929	923,745
Short-term borrowings	14,384	15,075
Other borrowings	8,581	10,536
Federal Home Loan Bank advances	16,653	17,658
Subordinated debt to nonconsolidated subsidiaries	10,310	10,310
Other liabilities	4,248	3,803
Total liabilities	901,105	981,127
Commitments and contingencies (Notes 17 and 20)
Shareholders' equity
Preferred stock, par value $1 per share:authorized 10,000,000 shares, none issued	0	0
Common stock, par value $1 per share: shares authorized 20,000,000, issued 7,201,346	7,201	7,201
Additional paid-in capital	48,656	48,634
Retained earnings	27,103	29,275
Treasury stock, at cost, 2,210 and 2,483 shares	(1)	(1)
Accumulated other comprehensive income, net	1,171	694
Total shareholders' equity	84,130	85,803
Total liabilities and shareholders' equity	$ 985,235	$ 1,066,930

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Securities available for sale, amortized cost	$ 81,764	$ 136,980
Loans, allowance for loan losses	$ 21,917	$ 20,350
Shareholders' equity
Preferred stock, par value (in dollars per share)	$ 1	$ 1
Preferred stock, authorized (in shares)	10,000,000	10,000,000
Preferred stock, issued (in shares)	0	0
Common stock, par value (in dollars per share)	$ 1	$ 1
Common stock, authorized (in shares)	20,000,000	20,000,000
Common stock, issued (in shares)	7,201,346	7,201,346
Treasury stock, shares (in shares)	2,210	2,483

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Interest and dividend income
Loans, including fees	$ 41,935	$ 45,001	$ 47,081
Investment securities:
Taxable	2,663	2,401	3,220
Tax-exempt	257	313	154
Dividends	78	47	45
Deposits with banks	127	147	45
Federal funds sold	3	20	18
Total interest and dividend income	45,063	47,929	50,563
Interest expense
Deposits	8,016	12,460	16,454
Short-term and other borrowings	821	1,138	1,045
Federal Home Loan Bank advances	348	458	397
Subordinated debt	303	306	362
Total interest expense	9,488	14,362	18,258
Net interest income	35,575	33,567	32,305
Provision for loan losses	20,035	21,020	13,065
Net interest income after provision for loan losses	15,540	12,547	19,240
Noninterest income
Trust and asset management fees	2,646	2,599	2,351
Service charges on deposit accounts	1,458	1,788	1,809
Mortgage related income, net	183	398	432
Gain on sale of securities	763	608	2,119
Gain (loss) on hedges	(1)	2	873
Other operating income	1,597	1,916	1,238
Total noninterest income	6,646	7,311	8,822
Noninterest expense
Salaries and employee benefits	11,282	11,948	12,146
Occupancy and equipment	3,683	3,945	3,716
Information technology	1,708	2,101	1,810
Loan collection and OREO expense	1,500	815	848
FDIC deposit insurance	1,303	1,688	1,886
Amortization of intangibles	224	171	144
Loss on sales and write-downs of foreclosed assets	2,679	2,472	2,566
Other operating expense	3,874	3,837	3,862
Total noninterest expense	26,253	26,977	26,978
Income (loss) before income taxes	(4,067)	(7,119)	1,084
Income tax expense (benefit)	(1,895)	(3,130)	155
Net income (loss)	$ (2,172)	$ (3,989)	$ 929
Net income (loss) per share:
Basic (in dollars per share)	$ (0.3)	$ (0.6)	$ 0.16
Diluted (in dollars per share)	$ (0.3)	$ (0.6)	$ 0.16
Dividends per share (in dollars per share)	$ 0	$ 0.02	$ 0.185
Average basic shares (000s) (in shares)	7,199	6,625	5,933
Average diluted shares (000s) (in shares)	7,199	6,625	5,936

Consolidated Statements of Other Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Other Comprehensive Income (Loss) [Abstract]
Net income (loss)	$ (2,172)	$ (3,989)	$ 929
Other comprehensive income (loss):
Change in unrealized holding gains on securities available for sale arising during period, net of tax of $582, $153 and $480	950	250	783
Reclassification adjustment for net gains on securities available for sale included in net income (loss), net of taxes of $290, $231 and $805	(473)	(377)	(1,314)
Change in fair value and gains on termination of derivative instruments, net of tax of $0, $172 and $777	0	(287)	(1,295)
Other comprehensive loss	$ (1,695)	$ (4,403)	$ (897)

Consolidated Statements of Other Comprehensive Income (Loss) (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other comprehensive income (loss):
Change in unrealized holding gains on securities available for sale arising during period, tax	$ 582	$ 153	$ 480
Reclassification adjustment for net gains on securities available for sale included in net income (loss), tax	290	231	805
Change in fair value and gains on termination of derivative instruments, tax	$ 0	$ 172	$ 777

Consolidated Statements of Changes in Shareholders' Equity (USD $) In Thousands, except Share data, unless otherwise specified	Common Stock [Member]	Treasury stock [Member]	Additional paid-in capital [Member]	Retained earnings [Member]	Accumulated other comprehensive income (loss), net [Member]	Total
Balance at Dec. 31, 2008	$ 5,934	$ (4)	$ 38,516	$ 33,552	$ 2,934
Balance (in shares) at Dec. 31, 2008	5,933,789	318
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Common stock issued	0		0
Common stock issued (in shares)	0
Treasury stock issued		0
Treasury stock issued (in shares)		0
Unredeemed common stock (in shares)		0
Unvested restricted stock (in shares)		1,125
Stock-based compensation expense, net			89
Exercise of options			0
Net income (loss)				929		929
Dividends paid				(1,098)
Change in unrealized gains/losses on securities available for sale, net of reclassification adjustment					(531)	783
Change in fair value and gains on termination of derivative instruments, net of tax					(1,295)
Balance at Dec. 31, 2009	5,934	(4)	38,605	33,383	1,108	79,026
Balance (in shares) at Dec. 31, 2009	5,933,789	1,443
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Common stock issued	1,267		9,980
Common stock issued (in shares)	1,267,557
Treasury stock issued		3
Treasury stock issued (in shares)		(943)
Unredeemed common stock (in shares)		36
Unvested restricted stock (in shares)		1,947
Stock-based compensation expense, net			49
Exercise of options			0
Net income (loss)				(3,989)		(3,989)
Dividends paid				(119)
Change in unrealized gains/losses on securities available for sale, net of reclassification adjustment					(127)	250
Change in fair value and gains on termination of derivative instruments, net of tax					(287)
Balance at Dec. 31, 2010	7,201	(1)	48,634	29,275	694	85,803
Balance (in shares) at Dec. 31, 2010	7,201,346	2,483
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Common stock issued	0		2
Common stock issued (in shares)	0
Treasury stock issued		0
Treasury stock issued (in shares)		(273)
Unredeemed common stock (in shares)		0
Unvested restricted stock (in shares)		0
Stock-based compensation expense, net			20
Exercise of options			0
Net income (loss)				(2,172)		(2,172)
Dividends paid				0
Change in unrealized gains/losses on securities available for sale, net of reclassification adjustment					477	950
Change in fair value and gains on termination of derivative instruments, net of tax					0
Balance at Dec. 31, 2011	$ 7,201	$ (1)	$ 48,656	$ 27,103	$ 1,171	$ 84,130
Balance (in shares) at Dec. 31, 2011	7,201,346	2,210

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating activities
Net income (loss)	$ (2,172)	$ (3,989)	$ 929
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Provision for loan losses	20,035	21,020	13,065
Proceeds from sale of loans originated for sale	0	0	291
Net amortization of securities	1,010	1,922	432
Depreciation and amortization	1,349	1,454	1,513
Accretion of gain on termination of derivatives	0	(453)	(1,962)
Proceeds from termination of derivatives	0	0	1,299
Non cash stock-based compensation expense	20	79	144
Increase in deferred income taxes, net	(2,427)	(1,759)	(1,748)
Gain on sale of securities, net	(763)	(608)	(2,119)
Loss on sales and write-downs of foreclosed assets	2,679	2,472	2,566
Equity in net (income) loss of nonconsolidated subsidiary	(35)	50	(43)
Gain on sale of partnership interest	0	(255)	0
Increase in CSV of bank-owned life insurance policies	(201)	(183)	(218)
Decrease (increase) in prepaid FDIC deposit insurance assessment	1,292	1,545	(5,037)
Decrease (increase) in income taxes receivable/payable	2,014	(3,758)	1,068
Change in other assets and other liabilities, net	987	(1,965)	(673)
Net cash provided by operating activities	23,788	15,572	9,507
Activity in available for sale securities
Purchases	(3,654)	(100,897)	(88,741)
Sales	38,434	52,483	62,076
Maturities, calls and paydowns	20,189	22,547	21,203
Loan originations and principal collections, net	33,573	22,644	(35,442)
Proceeds from sale of foreclosed assets	5,031	9,120	5,048
Disposition of premises and equipment	0	0	305
Proceeds from life insurance and sale of partnership interest	0	1,002	0
Additions to premises and equipment	(355)	(765)	(6,141)
Net cash received from FDIC-assisted transaction	0	190,253	0
Net cash provided by (used in) investing activities	93,218	196,387	(41,692)
Financing activities
Net increase (decrease) in noninterest-bearing deposits	11,214	4,837	(166)
Net (decrease) increase in interest-bearing deposits	(88,030)	(166,516)	52,720
Net decrease in short-term borrowings	(691)	(8,478)	(10,083)
Net (decrease) increase in other borrowings	(1,955)	(5,452)	3,837
Net decrease in FHLB advances	(1,005)	(29,006)	(505)
Payment on note payable	0	(74)	(86)
Dividends paid	0	(119)	(1,098)
Issuance of common stock, treasury stock and exercise of options	2	11,250	0
Net cash (used in) provided by financing activities	(80,465)	(193,558)	44,619
Increase in cash and cash equivalents	36,541	18,401	12,434
Cash and cash equivalents, beginning of year	58,936	40,535	28,101
Cash and cash equivalents, end of year	95,477	58,936	40,535
Cash paid (received) during the year for:
Interest on deposits and other borrowings	9,909	14,881	18,826
Income taxes	(1,911)	0	550
Non cash investing activity:
Transfer to other real estate owned from loans	$ (17,067)	$ (16,462)	$ (7,843)

Organization and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Organization and Summary of Significant Accounting Policies [Abstract]
Organization and Summary of Significant Accounting Policies
Note 1 - Organization and Summary of Significant Accounting Policies

Principles of Consolidation - The consolidated financial statements include the accounts of The Savannah Bancorp, Inc. (“the Company”) and its wholly-owned subsidiaries, The Savannah Bank, N.A. (“Savannah”), Bryan Bank & Trust (“Bryan”), Minis & Co., Inc. (“Minis”) and SAVB Holdings, LLC (“SAVB Holdings”).  Minis is a registered investment advisory firm and SAVB Holdings was formed for the purpose of holding problem loans and other real estate owned (“OREO”).  The two bank subsidiaries, together, are referred to as the “Subsidiary Banks.”  All significant intercompany balances and transactions have been eliminated in consolidation.  Certain prior year balances have been reclassified to conform to the current year presentation.

Nature of Operations - The Company is a bank holding company headquartered in Savannah, Georgia that operates two banks and a registered investment advisory firm.  The Company has eleven banking offices and thirteen ATMs in Savannah, Garden City, Skidaway Island, Whitemarsh Island, Tybee Island, Pooler, and Richmond Hill, Georgia and Hilton Head Island and Bluffton, South Carolina.  The Company also has mortgage lending offices in Savannah and Richmond Hill and an investment management office in Savannah.  Through the subsidiaries, the Company offers a full range of lending, deposit, residential mortgage origination, fiduciary, trust and investment advisory products.  The primary service areas of the Company are Chatham County and Bryan County, Georgia and southern Beaufort County in South Carolina.  In 2005, the Company formed a nonconsolidated subsidiary, SAVB Properties, LLC, which purchased a 50 percent interest in two real estate partnerships that own the Company's headquarters building and the adjacent parking lot.  This investment is accounted for using the equity method of accounting.  The Company's sold its interest in the parking lot in 2010.

Use of Estimates - In preparing consolidated financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, the valuation of other real estate owned, fair value of financial instruments, other-than-temporary impairment analysis and the evaluation of the realization of deferred tax assets.

Cash and Cash Equivalents - For purposes of the consolidated statements of cash flows, cash and cash equivalents include cash and balances due from banks, federal funds sold and interest-bearing deposits in banks, all of which mature within ninety days.

Securities Available for Sale - Management has classified the entire investment securities portfolio as available for sale.  Securities available for sale are carried at estimated fair value with unrealized gains and losses, net of deferred income taxes, recorded as a separate component of shareholders' equity.  Purchase premiums and discounts are recognized in interest income using the interest method over the life of the securities.  Gains and losses on the sale of securities are recorded on the trade date and are determined using the specific identification method.

The Company evaluates its investment securities to determine if the decline in fair value of a security below its amortized cost is deemed to be other-than-temporary.  Other-than-temporary impairment losses are recognized on securities when: (i) the holder has an intention to sell the security; (ii) it is more likely than not that the security will be required to be sold prior to recovery; or (iii) the holder does not expect to recover the entire amortized cost basis of the security.  Other-than-temporary impairment losses are recorded as a charge to earnings to the extent the impairment is related to credit losses.  The amount of the impairment related to other factors is recognized in other comprehensive income (loss).

Loans and Loan Fees - The Subsidiary Banks underwrite mortgage, commercial and consumer loans to customers.  A substantial portion of the loan portfolio consists of real estate secured loans throughout the coastal Georgia and South Carolina areas.  Loans that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off are generally reported at their outstanding unpaid principal balances adjusted for charge-offs, the allowance for loan losses, and any deferred fees or origination costs.  Interest income is accrued on the unpaid principal balance.  Loan origination fees, net of certain direct origination costs, are deferred and recognized as an adjustment of the related loan yield on a straight-line basis, which approximates the interest method.

The accrual of interest on mortgage and commercial loans is discontinued at the time the loan is 90 days past due unless the credit is well-secured and in process of collection.  Revolving credit loans and other personal loans are typically charged-off when payments are 120 days past due.  Past due status is based on the contractual terms of the loan.  Loans are placed on nonaccrual status or charged-off at an earlier date if collection of principal or interest in full becomes doubtful.  All interest accrued in the current year but not collected for loans that are placed on nonaccrual status or charged-off is reversed against interest income.  The interest on these loans is accounted for on the cash-basis or cost-recovery method until qualifying for return to accrual.  Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement.  Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due.  Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired.  Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower's prior payment record, and the amount of the shortfall in relation to the principal and interest owed.  Impairment is measured on a loan by loan basis by either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent.  Management charges down the loan or establishes a valuation allowance when management determines the value is less than the carrying amount.

The Company designates loan modifications as troubled debt restructurings (“TDRs”) when, for economic and legal reasons related to the borrower's financial difficulties, it grants a concession to the borrower that it would not otherwise consider.  TDRs can involve loans remaining on nonaccrual, moving to nonaccrual, or continuing on accrual status, depending on the individual facts and circumstances of the borrower.  In circumstances where the TDR involves charging off a portion of the loan balance, the Company typically classifies these as nonaccrual.

In connection with restructurings, the decision to maintain a loan that has been restructured on accrual status is based on a current, well documented credit evaluation of the borrower's financial condition and prospects for repayment under the modified terms.  This evaluation includes consideration of the borrower's current capacity to pay, which, among other things, may include a review of the borrower's current financial statements, an analysis of global cash flow sufficient to pay all debt obligations, a debt to income analysis, and an evaluation of secondary sources of payment from the borrower and any guarantors.  This evaluation also includes an evaluation of the borrower's current willingness to pay, which may include a review of past payment history, an evaluation of the borrower's willingness to provide information on a timely basis, and consideration of offers from the borrower to provide additional collateral or guarantor support.  The credit evaluation also reflects consideration of the borrower's future capacity and willingness to pay, which may include evaluation of cash flow projections, consideration of the adequacy of collateral to cover all principal and interest, and trends indicating improving profitability and collectability of receivables.

Restructured nonaccrual loans may be returned to accrual status based on a current, well-documented credit evaluation of the borrower's financial condition and prospects for repayment under the modified terms.  This evaluation must include consideration of the borrower's sustained historical repayment for a reasonable period, generally a minimum of six months, prior to the date on which the loan is returned to accrual status.

Allowance for Loan Losses - The allowance for loan losses is established through a provision for loan losses charged to earnings resulting from measurements of inherent credit risk in the loan portfolio and estimates of probable losses or impairments of individual loans.  The adequacy of the allowance is based on management's continuing evaluation of the loan portfolio considering current economic conditions, underlying collateral value securing loans and other relevant qualitative and quantitative factors that deserve recognition in estimating loan losses.  Actual future losses may be different from estimates due to unforeseen events.  Loans that are determined to be uncollectible are charged-off against the allowance and subsequent recoveries, if any, are credited to the allowance.

The adequacy of the allowance for loan losses is evaluated on a regular basis by management and reported to and approved by the Audit Committee of the Board of Directors (“Board”) quarterly.  The evaluation is based upon management's periodic review of the collectability of specific loans, adverse situations that may affect specific borrowers' ability to repay, the estimated value of any underlying collateral, the composition and size of the loan portfolio, emerging credit trends, regulatory guidance and prevailing economic conditions.  In addition, on a regular basis, management and the Board review loan ratios.  These ratios include the allowance for loan losses as a percentage of total loans, net charge-offs as a percentage of average loans, nonperforming loans as a percentage of total loans and the allowance coverage on nonperforming loans.  Also, management reviews past due ratios by officer, Subsidiary Bank and the Company as a whole.  This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

The Company has a number of documented loan policies and procedures that set forth the approval and monitoring process of the lending function.  Adherence to these policies and procedures is monitored by management and the Board.  Several committees and an underwriting staff oversee the lending operations of the Company.  These include the Board Credit Committee and Special Assets Committee.  Credit administration personnel monitor and, if necessary, adjust the grades assigned to loans through periodic examination.  In addition, the Company contracts with an independent third party for loan review which reports to the Audit Committee of the Board.

In compliance with loan policy, the lending staff is given lending limits based on their knowledge and experience.  Loan quality or “risk-rating” grades are assigned to each loan based upon certain factors.  This information is used to assist management in monitoring the credit quality of the portfolio.  Loan requests of amounts greater than an officer's lending limits are reviewed by senior credit officers, in-house loan committees or the Board.

Credit quality, adherence to policies and loss mitigation are focal points of credit administration.  Credit administration reviews and approves third-party appraisals obtained by the Company on real estate collateral and monitors loan maturities to ensure updated appraisals are obtained.

Our allowance for loan losses consists of two components, a general reserve and a specific reserve.  For the general component, risk-rating grades are assigned by lending or credit administration, based on an analysis of the financial and collateral strength and other credit attributes underlying each loan.  Loan grades range from 1 to 8, with 1 being loans with the least credit risk.  Allowance factors established by management are applied to the total balance of loans in each grade to determine the amount needed in the allowance for loan losses.  The allowance factors are established based on historical loss ratios experienced by the Company for these loan types, as well as the credit quality criteria underlying each grade, adjusted for trends and expectations about losses inherent in our existing portfolios.  In making these adjustments to the allowance factors, management takes into consideration factors which it believes are causing, or are likely in the future to cause, losses within our loan portfolio but which may not be fully reflected in our historical loss ratios.  Allowance factors established by management are then multiplied by loan balances for each grade or homogeneous portfolio of loans to determine the amount needed in the allowance for loan losses.  The specific component relates to loans that are deemed to be impaired.  Impairment is measured on a loan-by-loan basis for loans above a minimum dollar amount.   For such loans that are classified as impaired, an allowance is established or the loan is charged-down when the discounted cash flows (or value of related collateral or observable market price) of the impaired loan is lower than the carrying value of that loan.  Large groups of smaller balance homogeneous loans are evaluated collectively for impairment.

Premises and Equipment - Buildings, furniture, banking equipment and leasehold improvements are stated at cost less accumulated depreciation and amortization.  Depreciation and amortization of these assets are computed using the straight-line method over the estimated useful lives or estimated lease terms including expected lease renewals, ranging from three to fifty years, of the respective assets for financial reporting purposes and accelerated methods for income tax purposes.  Additions and major improvements are capitalized, while routine maintenance and repairs and gain or loss on dispositions are recognized currently.

Other Real Estate Owned - Assets acquired through loan foreclosure are held for sale and are initially recorded at fair value less estimated disposal costs at the date of foreclosure, establishing a new cost basis.  Subsequent to foreclosure, valuations are periodically performed by management and the assets are carried at the lower of carrying amount or fair value less estimated disposal costs.  Valuation allowances are established or the asset is written-down when subsequent valuations are less than current carrying amounts.  Expenses from operations, changes in the valuation allowance, write-downs and net expenses from holding these assets are included in noninterest expense.

Bank-Owned Life Insurance - Bank-owned life insurance policies are recorded at the net realizable value of the underlying insurance contracts.  The change in contract value during the year represents the contract earnings during the period less the mortality costs and administrative costs of the underlying life insurance contracts.  The increase in cash surrender value from bank-owned life insurance contracts is included as a component of other operating income and the mortality costs and administrative fees are recorded as noninterest expense.

Intangible Assets - Intangible assets include goodwill and other identifiable assets, such as client lists and deposits.  Client list and deposit premium intangibles are amortized on a straight-line basis over estimated useful lives of ten and five years, respectively, and evaluated for impairment whenever events or changes in circumstances indicate the carrying amount of the assets may not be recoverable.  Goodwill is not amortized but tested annually for impairment or at any time an event occurs or circumstances change that may trigger a decline in the value of the reporting unit.  Examples of such events or circumstances include an adverse change in operations, legal factors, business climate, unanticipated competition, change in regulatory environment, or loss of key personnel.  The core deposit premium intangible was evaluated for impairment as of June 30, 2011.  The goodwill and client list intangible assets were evaluated for impairment as of August 31, 2011.  Based on those evaluations it was determined that there was no impairment.

Income Taxes - The income tax accounting guidance results in two components of income tax expense: current and deferred.  Current income tax expense reflects taxes to be paid or refunded for the current period by applying the provisions of the enacted tax law to the taxable income or excess of deductions over revenues.  The Company determines deferred income taxes using the liability (or balance sheet) method.  Under this method, the net deferred tax asset or liability is based on the tax effects of the differences between the book and tax bases of assets and liabilities.  Enacted changes in tax rates and laws are recognized in the period in which they occur.

Deferred income tax expense results from changes in deferred tax assets and liabilities between periods.  Deferred tax assets are recognized if it is more likely than not, based on the technical merits, that the tax position will be realized or sustained upon examination.  The term more likely than not means a likelihood of more than 50 percent; the terms examined and upon examination also include resolution of the related appeals or litigation processes, if any.  A tax position that meets the more-likely-than-not recognition threshold is initially and subsequently measured as the largest amount of tax benefit that has a greater than 50 percent likelihood of being realized upon settlement with a taxing authority that has full knowledge of all relevant information.  The determination of whether or not a tax position has met the more-likely-than-not recognition threshold considers the facts, circumstances, and information available at the reporting date and is subject to management's judgment.  Deferred tax assets may be reduced by deferred tax liabilities and a valuation allowance if, based on the weight of evidence available, it is more likely than not that some portion or all of a deferred tax asset will not be realized.

Earnings (Loss) Per Share - Basic earnings (loss) per share represent net income (loss) divided by the weighted average number of common shares outstanding during the period.  Diluted earnings (loss) per share reflect additional common shares that would have been outstanding if dilutive potential common shares had been issued, as well as any adjustment to income that would result from the assumed issuance.  Potential common shares that may be issued by the Company relate solely to outstanding stock options, and are determined using the treasury stock method.

Earnings (loss) per common share have been computed based on the following:

	For the Years Ended December 31,
(amounts in thousands)	2011	2010	2009
Average number of common shares outstanding - basic	7,199	6,625	5,933
Effect of dilutive options	-	-	3
Average number of common shares outstanding - diluted	7,199	6,625	5,936

Stock option shares in the amount of 149,968, 174,328 and 194,814 for the years ended 2011, 2010 and 2009, respectively, were excluded from the diluted earnings per share calculation due to their anti-dilutive effect.

Derivative Instruments and Hedging Activities - Accounting principles provide the disclosure requirements for derivatives and hedging activities with the intent to provide users of financial statements with an enhanced understanding of: (i) how and why an entity uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for, and (iii) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows.  Accounting principles require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about the fair value of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivatives.

As required by accounting principles, the Company records all derivatives on the balance sheet at fair value.  The accounting for changes in the fair value of derivatives depends on the intended use of the derivative, whether the Company has elected to designate a derivative in a hedging relationship and apply hedge accounting and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting.  Derivatives designated and qualifying as a hedge of the exposure to changes in the fair value of an asset, liability, or firm commitment attributable to a particular risk, such as interest rate risk, are considered fair value hedges.  Derivatives designated and qualifying as a hedge of the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges.  Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk in a fair value hedge or the earnings effect of the hedged forecasted transactions in a cash flow hedge.  The Company may enter into derivative contracts that are intended to economically hedge certain of its risk, even though hedge accounting does not apply or the Company elects not to apply hedge accounting.

Accounting for Stock-Based Compensation - Accounting principles require that the compensation cost relating to share-based payment transactions be recognized in financial statements.  That cost will be measured based on the grant date fair value of the equity or liability instruments issued.  The stock compensation accounting guidance covers a wide range of share-based compensation arrangements including stock options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans.

The stock compensation accounting guidance requires that compensation cost for all stock awards be calculated and recognized over the employees' service period, generally defined as the vesting period.  For awards with graded-vesting, compensation cost is recognized on a straight-line basis over the requisite service period for the entire award.  A Black-Scholes model is used to estimate the fair value of stock options, while the market price of the Company's common stock at the date of grant is used for restricted stock awards and stock grants.

The 1995 Incentive Stock Option Plan (“1995 Plan”) authorized the Company to issue both incentive and non-qualified stock options to certain key officers for the purchase of shares at the fair market value of the stock at the date of grant.  In 2000, the shareholders authorized additional option shares under the 1995 Plan.  All authorized shares have been awarded from the 1995 Plan.

In 2005, shareholders approved the 2005 Omnibus Stock Ownership and Long-Term Incentive Plan (“2005 Omnibus Plan”) and authorized 250,000 option or restricted shares to be available for issuance.  The total number of remaining options or awards available for issuance at December 31, 2011 under the 2005 Omnibus Plan was 144,151 shares of common stock.  Options granted under both plans have a term of ten years and generally become fully vested over periods ranging from three to ten years.  Performance based options granted to directors vest over three quarters from the date of grant.

The following table summarizes compensation costs related to the Company's stock-based compensation plans for the years ended December 31:

($ in thousands)	2011	2010	2009
Salaries and employee benefits	$ 20	$ 52	$ 94
Directors' stock-based compensation	-	27	50
Pre-tax stock-based compensation expense	20	79	144
Income tax benefit	8	(30)	(55)
Total stock-based compensation expense, net of tax	$ 12	$ 49	$ 89

During 2011, 2010 and 2009 no income tax benefits were realized on stock option exercises.

The Company recognizes stock-based compensation expense using the graded vesting attribution method.  The remaining unrecognized compensation cost related to unvested incentive stock option and restricted share awards at December 31, 2011 is approximately $108,000.  The weighted-average period of time over which this cost will be recognized is approximately 4.8 years.  This amount does not include the cost of any additional options that may be granted in future periods nor any reduction in cost for potential forfeitures.

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions.

	2011	2010	2009
Weighted average fair value of options granted	$ 2.44	$ 3.41	$ 1.87
Expected volatility	49%	45%	39.1%
Dividend yield	0.00%	1.47%	2.67%
Risk-free interest rate	0.80%	2.43%	1.82%
Expected life	6.0 years	6.0 years	6.0 years

Risks and Uncertainties - In the normal course of its business, the Company encounters two significant types of risk: economic and regulatory.  There are three main components of economic risk: interest rate risk, credit risk and market risk. The Company is subject to interest rate risk to the degree that our interest-bearing liabilities mature or reprice at different speeds, or on different indexes, than our interest-earning assets.  Credit risk is the risk of default on the loan portfolio that results from borrowers' inability or unwillingness to make contractually required payments.  Market risk reflects changes in the value of collateral underlying loans receivable and the valuation of other real estate owned, investment securities available for sale and mortgage servicing rights.

The Company is subject to the regulations of various government agencies.  These regulations can and do change significantly from period to period.  The Company also undergoes periodic examinations by the regulatory agencies, which may subject the Company to further changes with respect to asset valuations, amounts of required loss allowances and operating restrictions resulting from the regulators' judgments on information available to them at the time of their examination.

Recent Accounting Pronouncements

Accounting Standards Update (“ASU”) No. 2011-02, “Receivables (Topic 310)-A Creditor's Determination of Whether a Restructuring Is a Troubled Debt Restructuring,” (“ASU 2011-02”) amends Topic 310 of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) to clarify when creditors should classify loan modifications as TDRs.  As amended, the guidance states that a TDR occurs when a creditor, for economic or legal reasons related to a debtor's financial difficulties, grants a concession to the debtor that it would not otherwise consider.  For public entities, the amendments promulgated by ASU 2011-02 are effective for the first interim or annual period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual period of adoption.  For purposes of measuring impairment of those receivables, an entity should apply the amendments prospectively for the first interim or annual period beginning on or after June 15, 2011.  The Company adopted the provisions of ASU 2011-02 on July 1, 2011 and has presented the related disclosures in Note 5.

ASU No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”) amends the Fair Value Measurement topic of the ASC by clarifying the application of existing fair value measurement and disclosure requirements and by changing particular principles or requirements for measuring fair value or for disclosing information about fair value measurements. The amendments will be effective for the Company beginning January 1, 2012.  The Company is evaluating the impact that the adoption of ASU 2011-04 will have on its financial position, results of operations and cash flows.

ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”) eliminates the current option to report other comprehensive income and its components in the statement of changes in shareholders' equity and is intended to enhance comparability between entities that report under GAAP and those that report under International Financial Reporting Standards and to provide a more consistent method of presenting non-owner transactions that impact an entity's equity.  Additionally, ASU 2011-05 requires entities to present, on the face of the financial statements, reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement or statements where the components of net income and the components of other comprehensive income are presented.  The option to present components of other comprehensive income as part of the statement of changes in stockholders' equity was eliminated.  ASU 2011-05 requirements are effective for the Company as of January 1, 2012 and interim and annual periods thereafter.  Early adoption is permitted, but full retrospective application is required under both sets of accounting standards.  The Company early adopted the provision to separately report other comprehensive income as of December 31, 2011.

ASU No. 2011-08, “Intangibles - Goodwill and Other (Topic 350) - Testing Goodwill for Impairment” (“ASU 2011-08”), amends Topic 350 to permit entities to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350.  The more-than-likely-than-not threshold is defined as having a likelihood of more than 50 percent.  If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is unnecessary.  However, if an entity concludes otherwise, then it is required to perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit.  If the carrying amount of the reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the amount of impairment loss, if any.  ASU 2011-08 is effective for annual and interim impairment tests beginning after December 15, 2011, and is not expected to have a significant impact on the Company's financial statements.

ASU No. 2011-12, “Comprehensive Income (Topic 220):  Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) defers changes in ASU 2011-05 that relate to the presentation of reclassification adjustments to allow the FASB time to reconsider whether to require presentation of such adjustments on the face of the financial statements to show the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income.  ASU 2011-12 allows entities to continue to report reclassifications out of accumulated other comprehensive income consistent with the presentation requirements in effect before ASU 2011-05.  All other requirements in ASU 2011-05 are not affected by ASU 2011-12.  ASU 2011-12 is effective for annual and interim periods beginning after December 15, 2011 and is not expected to have a significant impact on the Company's financial statements.

Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions
Note 2 - Acquisitions

On June 25, 2010, Savannah entered into an agreement with the Federal Deposit Insurance Corporation (“FDIC”) to purchase substantially all deposits and certain liabilities and assets of First National Bank, Savannah (“First National”).  Savannah acquired approximately $42 million in assets and assumed $216 million in liabilities, including $201 million in customer deposits. The assets primarily include cash and due from accounts and investment securities.  Savannah acquired the local, non-brokered deposits of approximately $105 million at a premium of 0.11 percent, or approximately $116,000.  In connection with the closing, Savannah received a cash payment from the FDIC totaling $174 million, based on the differential between liabilities assumed and assets acquired, taking into account the deposit premium.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of the acquisition.

($ in thousands)	June 25, 2010
Assets acquired
Cash and due from banks	$ 7,330
Interest-bearing deposits in banks	8,851
Securities available for sale	25,937
Loans	131
Premises and equipment	11
Deposit premium intangible	387
Other assets	128
Total assets acquired	42,775
Liabilities assumed
Deposits	200,843
Federal Home Loan Bank advances	15,271
Due to the FDIC	266
Accrued interest and other liabilities	432
Total liabilities assumed	216,812
Net liabilities assumed	$ (174,037)

The only loans assumed by Savannah were deposit-secured loans which are not subject to FDIC loss-share.  In its assumption of the deposit liabilities, the Company believes that the customer relationships associated with the local deposits have intangible value.  In addition, the Company determined that the recorded amount of the deposits approximates fair value primarily due to the fact that the Company can re-price all customer deposits to current market rates.

Restrictions on Cash and Demand Balances Due from Banks and Interest-Bearing Bank Balances	12 Months Ended
Dec. 31, 2011
Restrictions on Cash and Demand Balances Due from Banks and Interest-Bearing Bank Balances Abstract [Abstract]
Restrictions on Cash and Demand Balances Due from Banks and Interest-Bearing Bank Balances
Note 3 - Restrictions on Cash and Demand Balances Due from Banks and Interest-Bearing Bank Balances

The Subsidiary Banks are required by the Federal Reserve Bank (“FRB”) to maintain minimum cash reserves based upon reserve requirements calculated on their deposit balances.  Cash reserves of $571,000 and $581,000 are required as of December 31, 2011 and 2010, respectively.  At times, the Company pledges interest-bearing cash balances at the Federal Home Loan Bank of Atlanta (“FHLB”) in addition to investment securities to secure public fund deposits and securities sold under repurchase agreements.  The Company did not have any cash pledged at the FHLB at December 31, 2011 or 2010, respectively.

Securities Available for Sale	12 Months Ended
Dec. 31, 2011
Securities Available for Sale [Abstract]
Securities Available for Sale
Note 4 - Securities Available for Sale

The aggregate amortized cost and fair value of securities available for sale as of December 31, 2011 and 2010 are as follows:

		2011
($ in thousands)	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Investment securities:
U.S. government-sponsored enterprises (“GSE”)	$ 1,433	$ 13	$ -	$ 1,446
Mortgage-backed securities – GSE	66,464	1,583	(35)	68,012
State and municipal securities	10,329	339	(11)	10,657
Restricted equity securities	3,538	-	-	3,538
Total investment securities	$ 81,764	$ 1,935	$ (46)	$ 83,653

		2010
($ in thousands)	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Investment securities:
U.S. government-sponsored enterprises	$ 1,821	$ 4	$ -	$ 1,825
Mortgage-backed securities – GSE	120,998	1,628	(435)	122,191
State and municipal securities	10,285	76	(154)	10,207
Restricted equity securities	3,876	-	-	3,876
Total investment securities	$ 136,980	$ 1,708	$ (589)	$ 138,099

The distribution of securities by contractual maturity at December 31, 2011 is shown below.  Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

($ in thousands)	Amortized Cost	Fair Value
Securities available for sale:
Due in one year or less	$ 579	$ 590
Due after one year through five years	2,211	2,235
Due after five years through ten years	3,621	3,871
Due after ten years	5,351	5,407
Mortgage-backed securities - GSE	66,464	68,012
Restricted equity securities	3,538	3,538
Total investment securities	$ 81,764	$ 83,653

At December 31, 2011 and 2010, investment securities with a carrying value of $51,318,000 and $61,728,000, respectively, are pledged as collateral to secure public funds, securities sold under repurchase agreements and FHLB borrowings.

Gains and losses on sales of securities available for sale consist of the following for the years ended December 31:

($ in thousands)	2011	2010	2009
Gross gains	$ 766	$ 684	$ 2,170
Gross losses	(3)	(76)	(51)
Net realized gains	$ 763	$ 608	$ 2,119

The restricted equity securities consist of the following at December 31:

($ in thousands)	2011	2010
FHLB stock	$ 2,716	$ 3,054
FRB stock	822	822
Total	$ 3,538	$ 3,876

The following tables show the gross unrealized losses and fair value of the Company's investments with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.  Available for sale securities that have been in a continuous unrealized loss position are as follows at December 31, 2011 and 2010:

2011
	Less Than 12 Months		12 Months or More		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
($ in thousands)	Value	Losses	Value	Losses	Value	Losses
Mortgage-backed securities - GSE	$ 5,585	$ (35)	$ -	$ -	$ 5,585	$ (35)
State and municipal securities	800	(11)	-	-	800	(11)
Total temporarily impaired securities	$ 6,385	$ (46)	$ -	$ -	$ 6,385	$ (46)

2010
	Less Than 12 Months		12 Months or More		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
($ in thousands)	Value	Losses	Value	Losses	Value	Losses
Mortgage-backed securities - GSE	$ 37,606	$ (435)	$ -	$ -	$ 37,606	$ (435)
State and municipal securities	3,853	(154)	-	-	3,853	(154)
Total temporarily impaired securities	$ 41,459	$ (589)	$ -	$ -	$ 41,459	$ (589)

The unrealized losses at December 31, 2011 on the Company's investment in GSE mortgage-backed securities were caused by interest rate increases.  The Company purchased those investments at a premium relative to their face amount, and the contractual cash flows of those investments are guaranteed by an agency of the U.S. Government.  Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost bases of the Company's investments.  The Company also has two municipal securities with unrealized losses for less than twelve months.  Management has reviewed these two bonds and believes that the decrease in value is due to interest rate fluctuations and not credit quality.  One of the municipal bonds is rated AAA and the other bond is not rated.  Because the decline in market value is attributable to changes in interest rates and not credit quality, and because the Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of their amortized cost bases, which may be maturity, the Company does not consider those investments to be other-than-temporarily impaired at December 31, 2011.

Loans	12 Months Ended
Dec. 31, 2011
Loans [Abstract]
Loans
Note 5 - Loans

The composition of the loan portfolio at December 31, 2011 and 2010 is presented below:

($ in thousands)		Percent		Percent
	2011	of Total	2010	of Total
Commercial real estate
Construction and development	$ 22,675	3.0%	$ 20,819	2.5%
Owner-occupied	110,900	14.6	120,797	14.6
Non owner-occupied	221,128	29.1	231,641	28.0
Residential real estate - mortgage	324,365	42.7	363,390	44.0
Commercial	68,304	9.0	74,889	9.1
Installment and other consumer	12,306	1.6	15,026	1.8
Gross loans	759,678	100.0%	826,562	100.0%
Allowance for loan losses	(21,917)		(20,350)
Net loans	$ 737,761		$ 806,212

For purposes of the disclosures required pursuant to accounting standards, the loan portfolio was disaggregated into segments and then further disaggregated into classes for certain disclosures.  A portfolio segment is defined as the level at which an entity develops and documents a systematic method for determining its allowance for loan losses. There are four loan portfolio segments that include commercial real estate, residential real estate-mortgage, commercial and installment and other consumer.  Commercial real estate has three classes including construction and development, owner-occupied and non owner-occupied.  The construction and development class includes residential and commercial construction and development loans.  Land and lot development loans are included in the non owner-occupied commercial real estate class or residential real estate segment depending on the property type.

Changes in the allowance for loan losses are summarized as follows:

($ in thousands)	2011	2010	2009
Balance, beginning of year	$ 20,350	$ 17,678	$ 13,300
Provision for loan losses	20,035	21,020	13,065
Charge-offs	(18,974)	(18,765)	(8,893)
Recoveries	506	417	206
Balance, end of year	$ 21,917	$ 20,350	$ 17,678

The following tables detail the change in the allowance for loan losses on the basis of the Company's impairment methodology by loan segment:

2011
($ in thousands)	Commercial Real Estate	Residential Real Estate	Commercial	Consumer	Unallocated	Total
Allowance for loan losses
Beginning balance	$ 4,722	$ 13,582	$ 1,528	$ 518	$ -	$ 20,350
Charge-offs	(3,777)	(14,026)	(843)	(328)	-	(18,974)
Recoveries	27	407	30	42	-	506
Provision	5,190	14,232	556	(39)	96	20,035
Ending balance	$ 6,162	$ 14,195	$ 1,271	$ 193	$ 96	$ 21,917
Ending balance: individually evaluated for impairment	$ 1,108	$ 5,813	$ 145	$ -	$ -	$ 7,066
Ending balance: collectively evaluated for impairment	$ 5,054	$ 8,382	$ 1,126	$ 193	$ 96	$ 14,851
Loans
Ending balance	$ 354,703	$ 324,365	$ 68,304	$ 12,306	$ -	$ 759,678
Ending balance: individually evaluated for impairment	$ 10,936	$ 24,941	$ 522	$ -	$ -	$ 36,399
Ending balance: collectively evaluated for impairment	$ 343,767	$ 299,424	$ 67,782	$ 12,306	$ -	$ 723,279

2010
($ in thousands)	Commercial Real Estate	Residential Real Estate	Commercial	Consumer	Unallocated	Total
Allowance for loan losses
Beginning balance	$ 5,740	$ 10,690	$ 977	$ 227	$ 44	$ 17,678
Charge-offs	(5,840)	(11,729)	(1,080)	(116)	-	(18,765)
Recoveries	20	352	17	28	-	417
Provision	4,802	14,269	1,614	379	(44)	21,020
Ending balance	$ 4,722	$ 13,582	$ 1,528	$ 518	$ -	$ 20,350
Ending balance: individually evaluated for impairment	$ 285	$ 4,055	$ 540	$ 257	$ -	$ 5,137
Ending balance: collectively evaluated for impairment	$ 4,437	$ 9,527	$ 988	$ 261	$ -	$ 15,213
Loans
Ending balance	$ 373,257	$ 363,390	$ 74,889	$ 15,026	$ -	$ 826,562
Ending balance: individually evaluated for impairment	$ 3,865	$ 25,669	$ 596	$ 257	$ -	$ 30,387
Ending balance: collectively evaluated for impairment	$ 369,392	$ 337,721	$ 74,293	$ 14,769	$ -	$ 796,175

A loan is considered impaired, in accordance with the impairment accounting guidance, when based on current information and events, it is probable that the Company will be unable to collect all amounts due from the borrower in accordance with the contractual term of the loan.  Impaired loans include loans modified in TDRs where concessions have been granted to borrowers experiencing financial difficulties.  These concessions could include a reduction in the interest rate on the loan, payment extensions, forgiveness of principal, forbearance or other actions intended to maximize collection.

The following is a summary of information pertaining to impaired loans as of and for the year ended December 31, 2011:

($ in thousands)	Recorded Investment	Unpaid Principal Balance	Related Allowance
Impaired loans without a valuation allowance
Commercial real estate
Construction and development	$ -	$ -	$ -
Owner-occupied	710	758	-
Non owner-occupied	5,998	6,507	-
Residential real estate - mortgage	12,940	19,556	-
Commercial	294	351	-
Installment and other consumer	-	-	-
Total impaired loans without a valuation allowance	19,492	27,172	-
Impaired loans with a valuation allowance
Commercial real estate
Construction and development	2,325	3,325	751
Owner-occupied	2,946	3,034	425
Non owner-occupied	3,239	3,742	481
Residential real estate - mortgage	22,889	24,958	6,776
Commercial	721	778	215
Installment and other consumer	99	103	13
Total impaired loans with a valuation allowance	32,219	35,940	8,661
Total impaired loans	$ 51,711	$ 63,112	$ 8,661
Average investment in impaired loans	$ 55,324
Interest income recognized on impaired loans	$ 818

The following is a summary of information pertaining to impaired loans as of and for the year ended December 31, 2010:

($ in thousands)	Recorded Investment	Unpaid Principal Balance	Related Allowance
Impaired loans without a valuation allowance
Commercial real estate
Construction and development	$ 152	$ 177	$ -
Owner-occupied	1,075	1,374	-
Non owner-occupied	301	3,979	-
Residential real estate - mortgage	12,906	18,476	-
Commercial	-	-	-
Installment and other consumer	-	-	-
Total impaired loans without a valuation allowance	14,434	24,006	-
Impaired loans with a valuation allowance
Commercial real estate
Construction and development	2,218	3,218	265
Owner-occupied	1,647	1,667	186
Non owner-occupied	2,926	3,353	372
Residential real estate - mortgage	30,634	33,471	6,316
Commercial	1,196	1,425	619
Installment and other consumer	814	818	349
Total impaired loans with a valuation allowance	39,435	43,952	8,107
Total impaired loans	$ 53,869	$ 67,958	$ 8,107
Average investment in impaired loans for the year	$ 53,962
Income recognized on impaired loans for the year	$ 821

For 2009, the Company had an average investment of $45,892,000 in impaired loans and recognized interest income of $957,000 on impaired loans.
 Impaired loans with a valuation allowance include pools of impaired loans.

The following table presents the aging of the recorded investment in past due and nonaccrual loans as of December 31, 2011 by class of loans:

($ in thousands)	30-59 days past due	60-89 days past due	Accruing greater than 90 days past due	Nonaccrual	Total past due and nonaccrual
Commercial real estate
Construction and development	$ -	$ -	$ -	$ 2,325	$ 2,325
Owner-occupied	77	931	-	1,232	2,240
Non owner-occupied	1,217	260	-	7,054	8,531
Residential real estate - mortgage	10,322	2,107	213	23,376	36,018
Commercial	23	162	-	652	837
Installment and other consumer	20	13	-	29	62
Total	$ 11,659	$ 3,473	$ 213	$ 34,668	$ 50,013

The following table presents the aging of the recorded investment in past due and nonaccrual loans as of December 31, 2010 by class of loans:

($ in thousands)	30-59 days past due	60-89 days past due	Accruing greater than 90 days past due	Nonaccrual	Total past due and nonaccrual
Commercial real estate
Construction and development	$ -	$ -	$ -	$ 2,370	$ 2,370
Owner-occupied	1,471	-	251	1,194	2,916
Non owner-occupied	309	12	803	1,595	2,719
Residential real estate - mortgage	4,114	4,894	1,855	26,446	37,309
Commercial	120	85	151	760	1,116
Installment and other consumer	147	12	4	471	634
Total	$ 6,161	$ 5,003	$ 3,064	$ 32,836	$ 47,064

Internal risk-rating grades are assigned to each loan by lending or credit administration, based on an analysis of the financial and collateral strength and other credit attributes underlying each loan.  Management analyzes the resulting ratings, as well as other external statistics and factors, such as delinquency, to track the migration performance of the portfolio balances.  Loan grades range between 1 and 8, with 1 being loans with the least credit risk.  Loans that migrate toward the “Pass” grade (those with a risk rating between 1 and 4) or within the “Pass” grade generally have a lower risk of loss and therefore a lower risk factor.  The “Special Mention” grade (those with a risk rating of 5) is utilized on a temporary basis for “Pass” grade loans where a significant risk-modifying action is anticipated in the near term.  Substantially all of the “Special Mention” loans are performing.  Loans that migrate toward the “Substandard” or higher grade (those with a risk rating between 6 and 8) generally have a higher risk of loss and therefore a higher risk factor applied to those related loan balances.

The following table presents the Company's loan portfolio by risk-rating grades at December 31, 2011:

($ in thousands)	Pass (1-4)	Special Mention (5)	Sub- standard (6)	Doubtful (7)	Loss (8)	Total
Commercial real estate
Construction and development	$ 19,749	$ 147	$ 2,779	$ -	$ -	$ 22,675
Owner-occupied	101,004	3,444	6,452	-	-	110,900
Non owner-occupied	201,960	4,833	14,335	-	-	221,128
Residential real estate - mortgage	260,301	19,190	44,874	-	-	324,365
Commercial	64,406	622	3,276	-	-	68,304
Installment and other consumer	11,760	67	479	-	-	12,306
Total	$ 659,180	$ 28,303	$ 72,195	$ -	$ -	$ 759,678

The following table presents the Company's loan portfolio by risk-rating grades at December 31, 2010:

($ in thousands)	Pass (1-4)	Special Mention (5)	Sub-standard (6)	Doubtful (7)	Loss (8)	Total
Commercial real estate
Construction and development	$ 17,792	$ 577	$ 2,450	$ -	$ -	$ 20,819
Owner-occupied	114,603	1,851	4,343	-	-	120,797
Non owner-occupied	216,744	9,017	5,880	-	-	231,641
Residential real estate - mortgage	290,894	19,936	51,317	1,243	-	363,390
Commercial	71,361	666	2,562	300	-	74,889
Installment and other consumer	14,011	78	762	175	-	15,026
Total	$ 725,405	$ 32,125	$ 67,314	$ 1,718	$ -	$ 826,562

As a result of adopting the accounting standards related to TDRs, the Company reassessed all restructurings that occurred on or after January 1, 2011 for identification as TDRs.  The Company identified no additional loans for which the allowance for loan losses had previously been measured under a general allowance for loan losses methodology.  The accounting standards require prospective application of the impairment measurement guidance for those loans newly identified as impaired.  At December 31, 2011, there was no recorded loan investment for which the allowance for loan losses was previously measured under a general allowance for loan losses methodology that was previously not considered impaired.

TDRs of $16.1 million and $26.1 million were performing to their agreed terms at December 31, 2011 and 2010, respectively.  There was $2.0 million and $4.2 million in specific reserves established for these loans at December 31, 2011 and 2010, respectively.  The total amount of TDRs that subsequently defaulted at December 31, 2011 and 2010 was $11.2 million and $6.6 million, respectively.  There was $4.2 million and $719,000 in specific reserves established for these loans at December 31, 2011 and 2010, respectively.  The Company has committed to lend additional amounts totaling up to $79,000 as of December 31, 2011 to customers with outstanding loans that are classified as TDRs.

During the year ended December 31, 2011, the terms of certain loans were modified as TDRs.  The modification of the terms of such loans included one or a combination of the following:  a reduction of the stated interest rate of the loan; an extension of the maturity date at a stated rate of interest lower than the current market rate for new debt with similar risk; or a permanent reduction of the recorded investment in the loan.  The following table presents additional information on TDRs including the number of loan contracts restructured and the pre- and post-modification recorded investment for the year ended December 31, 2011:

($ in thousands)	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
Troubled Debt Restructurings
Commercial real estate
Construction and development	0	$ -	$ -
Owner-occupied	3	1,492	1,492
Non owner-occupied	2	245	245
Residential real estate - mortgage	13	3,863	3,646
Commercial	3	435	435
Installment and other consumer	0	-	-
Total	21	$ 6,035	$ 5,818

There were specific reserves established for loans that were restructured during the twelve months ended December 31, 2011 of approximately $74,000.

One TDR with a recorded investment of $66,000 subsequently defaulted during the twelve months ended December 31, 2011 that had been restructured over the past twelve months.

The Company has granted loans to certain directors and executive officers of the Company and to their related interests.  The aggregate amount of loans was $42,318,000 and $42,590,000 at December 31, 2011 and 2010, respectively.  During 2011, new loans of $24,680,000 were made and repayments of $24,952,000 were received.  Unfunded commitments of credit available to related parties aggregated $9,364,000 and $7,917,000 at December 31, 2011 and 2010, respectively.  Related party loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and do not involve more than normal risk of collection.

As of December 31, 2011 and 2010, the Subsidiary Banks have pledged loans under blanket liens of approximately $304 million and $360 million, respectively, to the FHLB and the FRB for secured borrowing lines.

Premises and Equipment	12 Months Ended
Dec. 31, 2011
Premises and Equipment [Abstract]
Premises and Equipment
Note 6 - Premises and Equipment

Premises and equipment at December 31, 2011 and 2010 are summarized as follows:

($ in thousands)	Depreciable Lives	2011	2010
Land	-	$ 2,635	$ 2,635
Buildings and improvements	5 - 50	11,449	11,419
Furniture and banking equipment	3 - 15	7,701	8,039
Leasehold improvements	5 - 32	1,917	1,972
Total cost		23,702	24,065
Less accumulated depreciation and amortization		9,416	9,009
Premises and equipment, net		$ 14,286	$ 15,056

Depreciation expense was $1,125,000, $1,283,000, and $1,369,000 for the years ended December 31, 2011, 2010 and 2009, respectively.

Other Real Estate Owned	12 Months Ended
Dec. 31, 2011
Other Real Estate Owned [Abstract]
Other Real Estate Owned
Note 7 - Other Real Estate Owned

Other real estate owned at December 31, 2011 and 2010 is summarized as follows:

($ in thousands)	2011	2010
Balance, beginning of year	$ 13,199	$ 8,329
Additions	17,067	16,462
Disposals	(8,151)	(10,167)
Additional write-downs	(1,783)	(1,425)
Balance, end of year	$ 20,332	$ 13,199

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets
Note 8 - Goodwill and Other Intangible Assets

Following is a summary of information related to acquired intangible assets:

	As of December 31, 2011		As of December 31, 2010
	Gross	Accumulated	Gross	Accumulated
($ in thousands)	Amount	Amortization	Amount	Amortization
Amortized intangible assets
Client list	$ 1,400	$ 624	$ 1,400	$ 480
Core deposit premium	387	107	387	27
Total carrying value	$ 1,787	$ 731	$ 1,787	$ 507

The aggregate amortization expense for intangible assets was approximately $224,000, $171,000 and $144,000 for the years ended December 31, 2011, 2010 and 2009, respectively.

The estimated amortization expense for each of the next five years is as follows: 2012 - $224,000, 2013 - $224,000, 2014 - $224,000, 2015 - $184,000 and
2016 - $144,000.

Changes in the carrying amounts of goodwill at December 31, 2011 and 2010 are as follows:

($ in thousands)	2011	2010
Balance, beginning of year	$ 2,506	$ 1,434
Goodwill acquired	-	1,072
Balance, end of year	$ 2,506	$ 2,506

All of the goodwill is related to the 2007 acquisition of Minis.  The goodwill acquired in 2010 was a final contingent earn-out payment.

Deposits	12 Months Ended
Dec. 31, 2011
Deposits [Abstract]
Deposits
Note 9 - Deposits

The aggregate amount of time deposits in denominations of $100,000 or more at December 31, 2011 and 2010 is $193,134,000 and $235,406,000, respectively.  At December 31, 2011, brokered time deposits mature as follows: 2012 - $24,274,000; 2013 - $10,968,000; and 2014 - $16,266,000.  Additionally, $32,022,000 of non-maturity institutional money market accounts are considered brokered deposits because the deposits are from customers of brokerage firms up to a maximum of $250,000 per depositor.

The scheduled maturities of time deposits at December 31, 2011 are as follows:

($ in thousands)	Total
2012	$ 220,622
2013	40,141
2014	32,377
2015	16,356
2016 and thereafter	7,431
Total	$ 316,927

Short-Term Borrowings	12 Months Ended
Dec. 31, 2011
Short-Term Borrowings [Abstract]
Short-Term Borrowings
Note 10 - Short-Term Borrowings

Short-term borrowings at December 31, 2011 and 2010 consist of federal funds purchased, securities sold under agreements to repurchase, and FRB short-term advances:

($ in thousands)	Federal Funds Purchased	Securities Sold Under Repurchase Agreements	FRB Short-Term Advances
2011
Balance at December 31	$ 492	$ 13,892	$ -
Maximum indebtedness at any month end	8,421	15,557	-
Daily average indebtedness outstanding	843	13,940	-
Average rate paid for the year	0.33%	0.41%	0.00%
Average rate paid on period-end borrowings	0.20%	0.25%	0.00%
2010
Balance at December 31	$ 295	$ 14,780	$ -
Maximum indebtedness at any month end	1,320	17,225	6,000
Daily average indebtedness outstanding	805	14,847	1,009
Average rate paid for the year	0.26%	0.50%	0.55%
Average rate paid on period-end borrowings	0.20%	0.50%	0.00%

The maximum amount of short-term borrowings outstanding at the end of any month was $20,647,000 and $20,414,000 during 2011 and 2010, respectively.  At December 31, 2011, federal funds borrowing arrangements aggregating $46,500,000 were available to the Subsidiary Banks from correspondent banking institutions.  There are no commitment fees and no requirements for compensating balances.  These unused lines principally serve as temporary liquidity back-up lines and are subject to availability of funds and other specific limitations of the correspondent banks.

Savannah is a member and shareholder of the FRB of Atlanta.  The Subsidiary Banks have been approved to access the FRB discount window to borrow on a secured basis at 50-100 basis points over the Federal Funds Target Rate.  The amount of credit available is subject to the amounts and types of collateral available when borrowings are requested.  The Subsidiary Banks were approved by the FRB under the borrower-in-custody of collateral (“BIC”) arrangement.  This temporary liquidity arrangement allows collateral to be maintained at the Subsidiary Banks rather than being delivered to the FRB or a third party custodian.  At December 31, 2011, the Company had secured borrowing capacity of $93.6 million with the FRB and no balance outstanding.

Other Borrowings	12 Months Ended
Dec. 31, 2011
Other Borrowings [Abstract]
Other Borrowings

Note 11 - Other Borrowings

Other borrowings consist of a note payable due to related parties (directors) with a balance of $8,581,000 as of December 31, 2011.  The proceeds were used to fund SAVB Holdings.  The loan is secured by a guarantee of the Company and a blanket assignment of all the assets of SAVB Holdings.  Principal payments are due monthly based on repayments, sales, charge-offs or other activity in the assets held by SAVB Holdings.  The agreement contains the following financial covenants: (i) the Company's dividend payout ratio will not exceed 50 percent of after tax net income on a quarterly basis, (ii) the Subsidiary Banks shall each maintain a “well-capitalized” status as determined by their primary regulator, (iii) on the last day of each calendar quarter, SAVB Holdings shall maintain a loan-to-value ratio of at least 1.00:1.00 and (iv) on the last day of each calendar quarter, the amount of nonperforming assets of the Company shall not exceed 4.75 percent of the total assets of the Company.  Additionally, the note states that if the amount of nonperforming assets of the Company exceeds 5.25 percent of total assets, then the interest rate payable on the note would increase an additional 200 basis points.  At December 31, 2011, the Company's ratio of nonperforming assets to total assets was 5.60 percent which exceeded both of the limits stated in the note's covenants.  The interest rate payable on the note increased 50 basis points to 8.00 percent for exceeding the limit of 4.75 percent of nonperforming assets to total assets.  The interest rate payable should have increased an additional 200 basis points to 10.00 percent for exceeding the nonperforming assets limit of 5.25 percent; however, the Company obtained a waiver from the lenders on this covenant and the interest rate payable remained at 8.00 percent as of December 31, 2011.  The remaining indebtedness is due and payable by September 30, 2012.

Federal Home Loan Advances	12 Months Ended
Dec. 31, 2011
Federal Home Loan Advances [Abstract]
Federal Home Loan Advances
Note 12 - Federal Home Loan Advances

Short-term Advances - The Company had short-term advances from the FHLB of $3,500,000 at December 31, 2011 and $4,000,000 at December 31, 2010.  The weighted-average interest rates on the short-term advances were 2.16 and 1.08 percent at December 31, 2011 and 2010, respectively.  The short-term advance at December 31, 2011 is a term fixed rate advance that matures on April 30, 2012 and pays interest monthly.

Convertible Advances - The Company had convertible fixed rate advances of $10,000,000 at December 31, 2011 and 2010.  The weighted-average interest rate on convertible advances was 2.26 percent at December 31, 2011 and 2010.  The advances mature in 2018 and are now convertible each quarter at the option of the FHLB to an advance with an interest rate equal to the current three-month LIBOR.

Long-term Advances - Long-term advances from the FHLB totaled $3,153,000 and $3,658,000 at December 31, 2011 and 2010, respectively.  The weighted-average interest rates on the long-term advances were 0.71 and 2.09 percent at December 31, 2011 and 2010, respectively.  Aggregate maturities for the long-term advances at December 31, 2011 are $3,000,000 in 2013 and $153,000 in 2016 and thereafter.  Interest is generally payable monthly and scheduled principal reductions are made quarterly, semi-annually or at maturity.  The long-term advances include prepayment penalties for each advance.

FHLB Advance Borrowing Capacity - The Subsidiary Banks are shareholders of the FHLB and have access to secured borrowings from the FHLB under Blanket Floating Lien Agreements.  Under these agreements, the Subsidiary Banks have pledged certain 1-4 family first mortgage loans, commercial real estate loans, home equity lines of credit and second mortgage residential loans.  The Subsidiary Banks' individual borrowing limits range from 20 to 25 percent of assets.  In aggregate, at December 31, 2011, the Subsidiary Banks had secured borrowing capacity of approximately $123 million of which $16.7 million was advanced and $16.0 million was used as collateral for FHLB Letters of Credit.  These credit arrangements serve as a core funding source as well as liquidity backup for the Subsidiary Banks.  Additional advances are subject to review and approval by the FHLB.

Subordinated Debt to Nonconsolidated Subsidiaries	12 Months Ended
Dec. 31, 2011
Subordinated Debt to Nonconsolidated Subsidiaries [Abstract]
Subordinated Debt to Nonconsolidated Subsidiaries
Note 13 - Subordinated Debt to Nonconsolidated Subsidiaries

During the third quarters 2003 and 2004, the Company formed SAVB Capital Trust I and SAVB Capital Trust II (the “Trusts”), nonconsolidated subsidiaries whose sole purpose was to issue $6,000,000 and $4,000,000, respectively, in Trust Preferred Securities through investment pools sponsored by two national brokerage firms.  The Trust Preferred Securities have maturities of 30 years and are both redeemable at the Company's option on any quarterly interest payment date.  At December 31, 2011, the interest rates on the securities were 3.25 and 2.75 percent, respectively, with quarterly resets at the three-month LIBOR plus 2.85 and 2.20 percent, respectively.  The Company's liabilities to the nonconsolidated Trusts are recorded as liabilities of $6.186 million and $4.124 million and investments (included in other assets) of $186,000 and $124,000, respectively, in the consolidated balance sheet.  Subject to certain limitations, the securities qualify as Tier 1 capital for regulatory capital purposes under FRB regulations.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
Note 14 - Income Taxes

Income tax expense (benefit) is composed of the following for each of the years ended December 31:

($ in thousands)	2011	2010	2009
Current federal	$ (618)	$ (1,092)	$ 1,861
Current state	-	(279)	42
Total current	(618)	(1,371)	1,903
Deferred federal	(957)	(1,528)	(1,417)
Deferred state	(320)	(231)	(331)
Total deferred	(1,277)	(1,759)	(1,748)
Income tax expense (benefit)	$ (1,895)	$ (3,130)	$ 155

A reconciliation between income tax expense (benefit) and the amounts computed by applying the U.S. federal tax rate of 34 percent to income (loss)
before income taxes is as follows:

($ in thousands)	2011	2010	2009
Tax provision at 34%	$ (1,383)	$ (2,421)	$ 369
State tax, net of federal tax benefit	(188)	(300)	46
Benefit of tax-exempt income, net	(177)	(197)	(141)
Other	(147)	(212)	(119)
Income tax expense (benefit)	$ (1,895)	$ (3,130)	$ 155

Deferred income tax assets and liabilities are comprised of the following at December 31:

($ in thousands)	2011	2010
Deferred tax assets:
Allowance for loan losses	$ 8,209	$ 7,676
Write-down of foreclosed assets	1,223	306
Tax-deductible goodwill	1,203	1,317
Tax credit carry forwards	887	-
Deferred compensation expense	531	469
Stock-based compensation expense	149	140
Unamortized loan fees	76	49
Other	241	129
Total deferred tax assets	12,519	10,086
Deferred tax liabilities:
Unrealized gains on securities	718	425
Depreciation	639	624
Deferred costs on loans and deposits	68	72
Other	20	25
Total deferred tax liabilities	1,445	1,146
Net deferred tax assets	$ 11,074	$ 8,940

The net deferred tax assets are included in the consolidated balance sheets in other assets.  A portion of the deferred tax asset balance relates to federal and state tax credits which will be available to reduce the Company's income tax liability in future years.  The federal and state tax credits at December 31, 2011 total $376,000 and $511,000, respectively, and have various expirations beginning in 2014 through the year 2031.  The Company files a consolidated Federal tax return and a consolidated Georgia return for the Georgia-based parent and subsidiaries.

Stock Option and Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Stock Option and Employee Benefit Plans [Abstract]
Stock Option and Employee Benefit Plans
Note 15 - Stock Option and Employee Benefit Plans

As discussed in Note 1, the Company has two stock option plans.  All authorized shares have been awarded from the 1995 Plan.  There are 144,151 authorized option shares remaining under the 2005 Omnibus Plan at December 31, 2011.  The options granted in the chart below generally vest 20 percent each year over five years and are exercisable over ten years except for 55,115 option shares granted to directors which vest within one year.  Some of the executive officer option shares also include minimum performance triggers as a condition of vesting.

Changes in stock options outstanding for the years ended December 31, 2011, 2010 and 2009 are as follows.

	2011		2010		2009
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
Outstanding at beginning
of year	174,328	$ 17.24	194,814	$ 17.09	192,022	$ 18.28
Granted	13,350	5.26	7,915	11.25	19,291	8.74
Exercised	-	-	-	-	-	-
Forfeited	(37,710)	16.89	(28,401)	14.55	(16,499)	21.12
Outstanding at end of year	149,968	$ 17.14	174,328	$ 17.24	194,814	$ 17.09
Exercisable at end of year	133,618	$ 17.16	163,355	$ 16.87	175,625	$ 16.75

At December 31, 2011, there is no aggregate intrinsic value for the outstanding or exercisable stock options.

Options outstanding at December 31, 2011 are as follows:

	Outstanding			Exercisable
Outstanding Common Options	Remaining Contractual Number	Weighted Average Life	Weighted Average Price	Number	Weighted Average Price
Range of exercise prices
$5.25 - $12.00	39,223	8.42	$ 9.48	25,873	$ 9.51
$12.01 - $15.00	15,466	0.54	13.02	15,466	13.02
$15.01 - $20.00	51,012	2.73	16.69	51,012	16.69
$20.01 - $25.00	27,457	3.15	22.34	27,457	22.34
$25.00 - $28.56	16,810	4.80	26.71	13,810	27.59
Total outstanding	149,968	4.30	$ 17.14	133,618	$ 17.16

Restricted Stock - In 2007 and 2006, the Board granted 20,185 shares of restricted stock under the 2005 Omnibus Plan which awards certain officers common shares of the Company.  The cost of these shares is being amortized against earnings using the vesting schedule over the three and ten year vesting periods.  Restricted stock shares in the amount of 7,391 did not vest due to forfeiture.  Unrecognized compensation cost for restricted stock awards was $81,000 at December 31, 2011.

The Company sponsors a 401(k) employee savings and profit sharing plan in which substantially all full-time employees are eligible to participate.  The plan allows eligible employees to save a portion of their salary on a pre-tax basis.  Contributions by the Company to the plan are discretionary.  Contributions and administrative expenses related to the plan aggregated $10,000, $10,000 and $290,000 for the years ended December 31, 2011, 2010 and 2009, respectively.  The Company did not make a contribution to the plan in 2011 or 2010 and the only costs were for administrative expenses.

Capital Ratios and Dividend Restrictions	12 Months Ended
Dec. 31, 2011
Capital Ratios and Dividend Restrictions [Abstract]
Capital Ratios and Dividend Restrictions
Note 16 - Capital Ratios and Dividend Restrictions

The Subsidiary Banks' primary regulators have adopted capital requirements that specify the minimum capital level for which no prompt corrective action is required.  In addition, the FDIC has adopted FDIC insurance assessment rates based on certain “well-capitalized” risk-based and equity capital ratios.  Failure to meet minimum capital requirements can result in the initiation of certain actions by the regulators that, if undertaken, could have a material effect on the Company's and the Subsidiary Banks' financial statements.  As of December 31, 2011, the Company and the Subsidiary Banks were categorized as well-capitalized under the regulatory framework for prompt corrective action in the most recent notification from the FDIC.  Bryan has agreed with its primary regulator to maintain a Tier 1 Leverage Ratio of not less than 8.00 percent and was in conformity with the requirement at December 31, 2011.  Savannah has agreed with its primary regulator to maintain a Tier 1 Leverage Ratio of not less than 8.00 percent and a Total Risk-based Capital Ratio of not less than 12.00 percent and is currently in conformity with the agreement.

On March 1, 2012, Bryan entered into a Consent Order (“Order”) with the FDIC and the Georgia Department of Banking and Finance (“GDBF”) requiring Bryan to implement a number of actions to address identified deficiencies.  The Order also includes a capital article that requires Bryan to maintain a Tier 1 Leverage Ratio of not less than 8.00 percent and a Total Risk-based Capital Ratio of not less than 10.00 percent.  As a result of this capital article, Bryan is automatically classified as an “adequately capitalized” for regulatory purposes and is prohibited from certain practices by the regulatory authorities and subject to certain restrictions.

Banking regulation restrict the amount of cash dividends that the Subsidiary Banks may pay without obtaining regulatory approval , subject to maintaining adequate capital ratios.  Based upon these regulatory restrictions and the agreements made with the Subsidiary Banks' primary regulators, there are no cash dividends available to the Company from the Subsidiary Banks at December 31, 2011.  As of December 31, 2011, the Company has agreed with its primary regulator to obtain approval prior to paying or declaring any dividends.

Management believes that the Company and the Subsidiary Banks meet all capital adequacy requirements to which they are subject as of December 31, 2011.  The following tables show the capital amounts and ratios for the Company and the Subsidiary Banks at December 31, 2011 and 2010:

($ in thousands)	Company		Savannah		Bryan
	2011	2010	2011	2010	2011	2010
Qualifying Capital
Tier 1 capital	$ 81,697	$ 87,623	$ 62,451	$ 64,193	$ 19,416	$ 21,294
Total capital	90,845	97,589	69,191	71,450	21,691	23,826
Leverage Ratios
Tier 1 capital to average assets	8.37%	8.12%	8.63%	7.97%	8.01%	8.20%
Risk-based Ratios
Tier 1 capital to risk-weighted assets	11.36%	11.13%	11.74%	11.18%	10.82%	10.67%
Total capital to risk-weighted assets	12.63%	12.40%	13.01%	12.44%	12.09%	11.93%

		Well-
Required Regulatory Capital Ratios:	Minimum	Capitalized
Tier 1 capital to average assets	4.00%	5.00%
Tier 1 capital to risk-weighted assets	4.00%	6.00%
Total capital to risk-weighted assets	8.00%	10.00%

Leases and Commitments	12 Months Ended
Dec. 31, 2011
Leases and Commitments [Abstract]
Leases and Commitments
Note 17 - Leases and Commitments

Future minimum payments under non-cancelable land and office space operating leases with remaining terms in excess of one year are presented as follows: 2012 - $881,000; 2013 - $795,000; 2014 - $724,000; 2015 - $736,000; 2016 and thereafter is $2,427,000.  The land and office space leases contain customary escalation clauses.  Two of the branch office leases are with a related party (director).  The Company or the Subsidiary Banks are responsible for taxes, insurance and maintenance during the lease term under certain leases.  Future minimum payments due under the Company's long-term data processing contract are as follows: 2012 - $1,224,000; 2013 - $1,248,000; 2014 - $1,273,000; and 2015 - $1,191,000.  The contract contains customary escalation and buyout clauses.

The net rental expense for all office space operating leases amounted to $1,161,000 in 2011, $1,272,000 in 2010 and $636,000 in 2009.  The leases on the office space have five to twenty-year renewal options and typically require increased rental payments under consumer price index escalation clauses.

Other Operating Expense	12 Months Ended
Dec. 31, 2011
Other Operating Expense [Abstract]
Other Operating Expense
Note 18 - Other Operating Expense

The components of other operating expense for the years ended December 31, 2011, 2010 and 2009 are as follows:

($ in thousands)	2011	2010	2009
Professional and directors fees	$ 904	$ 873	$ 1,114
Regulatory assessments and audit fees	612	545	592
Postage and courier	303	297	310
Taxes and licenses	274	273	244
Loan origination costs	247	231	259
Advertising and sales promotion	237	377	233
Insurance	210	147	95
Stationery and supplies	181	198	253
Telephone	160	172	175
Correspondent bank charges	123	39	50
Dues and subscriptions	98	111	115
Other expense	525	574	422
Total other operating expense	$ 3,874	$ 3,837	$ 3,862

On-Balance Sheet Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2011
On-Balance Sheet Derivative Instruments and Hedging Activities [Abstract]
On-Balance Sheet Derivative Instruments and Hedging Activities
Note 19 - On-Balance Sheet Derivative Instruments and Hedging Activities

Risk Management Objective of Using Derivatives

The Company is exposed to certain risks arising from both its business operations and economic conditions.  The Company principally manages its exposures to a wide variety of business and operational risks through management of its core business activities. The Company manages economic risks, including interest rate, liquidity, and credit risk, primarily by managing the amount, sources, and duration of its assets and liabilities and through the use of derivative financial instruments.  Specifically, the Company enters into derivative financial instruments to manage exposures that arise from business activities that result in the receipt or payment of future known and uncertain cash amounts, the value of which are determined by interest rates.  The Company's derivative financial instruments are used to manage differences in the amount, timing, and duration of the Company's known or expected cash receipts principally related to certain variable rate loan assets.

Fair Values of Derivative Instruments on the Balance Sheet

The table below presents the fair value of the Company's derivative financial instruments at December 31:

	2011		2010
	Fair Value		Fair Value
($ in thousands)	Asset	Liability	Asset	Liability
Derivatives designated as hedging instruments:
Interest rate products	$ -	$ -	$ -	$ -

Derivatives not designated as hedging instruments:
Interest rate products	301	301	136	135
Total	$ 301	$ 301	$ 136	$ 135

Cash Flow Hedges of Interest Rate Risk

The Company's objectives in using interest rate derivatives are to add stability to interest income and expense and to manage its exposure to interest rate movements. To accomplish this objective, the Company has historically used interest rate swaps, collars, and floors as part of its interest rate risk management strategy.  Interest rate swaps designated as cash flow hedges involve the receipt of variable amounts from a counterparty in exchange for the Company making fixed payments over the life of the agreements without exchange of the underlying notional amount.  Interest rate collars designated as cash flow hedges involve the receipt of variable-rate amounts from a counterparty if interest rates fall below the strike rate on the purchased floor and the payment of variable-rate amounts if interest rates rise above the cap rate on the sold floor.  Interest rate floors designated as cash flow hedges involve the receipt of variable-rate amounts from a counterparty if interest rates fall below the strike rate on the contract in exchange for an up-front premium.  As of December 31, 2011 and 2010 the Company had no outstanding derivatives that were designated as cash flow hedging relationships.  No hedge ineffectiveness was recognized during the years ended December 31, 2011, 2010 and 2009.

Amounts reported in accumulated other comprehensive income related to derivatives were reclassified to interest income as interest payments are received on the Company's variable rate assets.  During the year ended December 31, 2010, the Company accelerated the reclassification of amounts in other comprehensive income to earnings as a result of a portion of the hedged forecasted transactions related to the Company's interest rate swaps, collars and interest rate floor becoming probable not to occur.  The accelerated amount for the year ended December 31, 2010 was a gain of $14,000.  There was no amount accelerated for the year ended December 31, 2011.

Effect of Derivative Instruments on the Income Statement

The table below presents the effect of the Company's derivative financial instruments on the income statement for the years ended December 31:

($ in thousands)	2011	2010	2009		2011	2010	2009
Cash Flow Hedging Relationships	Gain Recognized in OCI on Derivative (Effective Portion)			Location of Gain Reclassified from Accumulated OCI into Income (Effective Portion)	Gain Reclassified from Accumulated OCI into Income (Effective Portion)

Interest Rate Products	$ -	$ -	$ -	Interest income	$ -	$ 450	$ 1,205
				Noninterest income	-	14	794
Total	$ -	$ -	$ -		$ -	$ 464	$ 1,999

Non-designated Hedges

As of December 31, 2011 none of the Company's outstanding derivatives are designated in qualifying hedging relationships.  Derivatives not designated as hedges are not speculative and result from a service the Company provides to certain customers.  The Company executes interest rate swaps with commercial banking customers to facilitate their respective risk management strategies.  Those interest rate swaps are simultaneously hedged by executing offsetting interest rate swaps that the Company executes with a third party, such that the Company minimizes its net risk exposure resulting from such transactions.  As the interest rate swaps associated with this program do not meet the strict hedge accounting requirements, changes in the fair value of both the customer swaps and the offsetting swaps are recognized directly in earnings.  As of December 31, 2011, the Company had two interest rate swaps with an aggregate notional amount of $4,810,000 related to this program.  The net effect of recording the derivatives at fair value through earnings was immaterial to the Company's financial condition and results of operations as of the twelve months ended December 31, 2011, 2010 and 2009.

Credit-risk-related Contingent Features

The Company has an agreement with one of its derivative counterparties that contains a provision where if the Company defaults on any of its indebtedness, including default where repayment of the indebtedness has not been accelerated by the lender, then the Company could also be declared in default on its derivative obligations.

As of December 31, 2011 the fair value of derivatives in a net liability position, which includes accrued interest but excludes any adjustment for nonperformance risk, related to these agreements was $301,000.  As of December 31, 2011, the Company has minimum collateral posting thresholds with certain of its derivative counterparties and has posted collateral of $373,000 against its obligations under these agreements.  If the Company had breached any of these provisions at December 31, 2011, it would have been required to settle its obligations under the agreements at the termination value.

Financial Instruments with Off-Balance Sheet Risk	12 Months Ended
Dec. 31, 2011
Financial Instruments with Off-Balance Sheet Risk [Abstract]
Financial Instruments with Off-Balance Sheet Risk
Note 20 - Financial Instruments with Off-Balance Sheet Risk

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the financing needs of its customers.  These financial instruments include commitments to extend credit and standby letters of credit.  These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the balance sheets.  The majority of all commitments to extend credit and standby letters of credit are variable rate instruments.  The Company's exposure to credit losses is represented by the contractual amounts of those instruments.  The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract.  Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee.  At December 31, 2011 and 2010 unfunded commitments to extend credit and unfunded lines of credit were $71,741,000 and $81,183,000, respectively, of which some were subject to interest rate lock commitments.  Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.  The amount of collateral obtained by the Company upon extension of credit, if deemed necessary, is based on management's credit evaluation of the customer.  Collateral may include cash, securities, accounts receivable, inventory, equipment, and real estate.

Letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party.  The letters of credit are primarily issued to support public and private borrowing arrangements.  At December 31, 2011 and 2010, commitments under letters of credit aggregated approximately $3,386,000 and $2,667,000, respectively.

Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2011
Fair Value of Financial Instruments [Abstract]
Fair Value of Financial Instruments
Note 21 - Fair Value of Financial Instruments

Determination of Fair Value

The Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures.  In accordance with the accounting standards for fair value measurements and disclosure, the fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  Fair value is best determined based upon quoted market prices.  However, in many instances, there are no quoted market prices for the Company's various financial instruments.  In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques.  Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows.  Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument.

The fair value guidance provides a consistent definition of fair value, which focuses on exit price in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions.  If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate.  In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment.  The fair value is a reasonable point within the range that is most representative of fair value under current market conditions.

In accordance with this guidance, the Company groups its financial assets and financial liabilities generally measured at fair value in three levels, based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, and other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that are supported by little or no market activity for the asset or liability.  Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which determination of fair value requires significant management judgment or estimation.

Recurring Fair Value Changes

Following is a description of the valuation methodologies used for instruments measured at fair value on a recurring basis and recognized in the accompanying balance sheets, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Investment securities: The fair values of securities available for sale are determined by obtaining quoted prices on nationally recognized securities exchanges or matrix pricing, which is a mathematical technique used widely in the industry to value debt securities without relying exclusively on quoted prices for the specific securities but rather by relying on the securities' relationship to other benchmark quoted securities.

Derivative instruments: Our derivative instruments consist of loan level swaps.  As such, significant fair value inputs can generally be verified and do not typically involve significant judgments by management.

Assets and liabilities measured at fair value on a recurring basis are summarized below as of December 31:

Fair Value Measurements at December 31, 2011 Using
		Quoted Prices in	Significant Other	Significant
		Active Markets for	Observable	Unobservable
	Carrying	Identical Assets	Inputs	Inputs
($ in thousands)	Value	(Level 1)	(Level 2)	(Level 3)
Investment securities	$ 83,653	$ -	$ 80,115	$ 3,538
Derivative asset positions	301	-	301	-
Derivative liability positions	301	-	301	-

	Carrying	Fair Value Measurements at December 31, 2010 Using
($ in thousands)	Value	Level 1	Level 2	Level 3
Investment securities	$ 138,099	$ -	$ 134,223	$ 3,876
Derivative asset positions	136	-	136	-
Derivative liability positions	135	-	135	-

The level 3 securities include FHLB and FRB stock.  The change in 2011 was solely due to a partial redemption of FHLB stock.

Nonrecurring Fair Value Changes

Certain assets and liabilities are measured at fair value on a nonrecurring basis.  These instruments are not measured at fair value on an ongoing basis, but subject to fair value in certain circumstances, such as when there is evidence of impairment that may require write-downs.  The write-downs for the Company's more significant assets or liabilities measured on a nonrecurring basis are based on the lower of amortized or estimated fair value.

Impaired loans and OREO:  Impaired loans and OREO are evaluated and valued at the time the loan or OREO is identified as impaired, at the lower of cost or market value.  Market value is measured based on the value of the collateral securing these loans and is classified at a Level 3 in the fair value hierarchy.  Collateral for impaired loans may be real estate and/or business assets, including equipment, inventory and/or accounts receivable.  Its fair value is generally determined based on real estate appraisals or other independent evaluations by qualified professionals.  Impaired loans and OREO are reviewed and evaluated on at least a quarterly basis for additional impairment and adjusted accordingly, based on the same factors identified above.  Impaired loans measured on a nonrecurring basis do not include pools of impaired loans.

Assets and liabilities with an impairment charge during the current year and measured at fair value on a nonrecurring basis are summarized below as of December 31:

		Carrying Values at December 31, 2011
($ in thousands)	Total	Level 1	Level 2	Level 3	Total gain (loss)
Impaired loans	$ 11,541	$ -	$ -	$ 11,541	$ (6,091)
OREO	7,323	-	-	7,323	(1,880)

		Carrying Values at December 31, 2010
($ in thousands)	Total	Level 1	Level 2	Level 3	Total gain (loss)
Impaired loans	$ 7,236	$ -	$ -	$ 7,236	$ (5,073)
OREO	5,423	-	-	5,423	(1,424)

Fair Value Disclosures

Accounting standards require the disclosure of the estimated fair value of financial instruments including those financial instruments for which the Company did not elect the fair value option.  The fair value represents management's best estimates based on a range of methodologies and assumptions.

Cash and federal funds sold, interest-bearing deposits in banks, accrued interest receivable, all non-maturity deposits, short-term borrowings, other borrowings, subordinated debt and accrued interest payable have carrying amounts which approximate fair value primarily because of the short repricing opportunities of these instruments.

Following is a description of the methods and assumptions used by the Company to estimate the fair value of its financial instruments:

Investment securities: Fair value is based upon quoted market prices, if available.  If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.  Restricted equity securities are carried at cost because no market value is available.

Loans: The fair value is estimated for portfolios of loans with similar financial characteristics.  Loans are segregated by type, such as commercial, mortgage, and consumer loans.  The fair value of the loan portfolio is calculated by discounting contractual cash flows using estimated market discount rates which reflect the credit and interest rate risk inherent in the loan.  The estimated fair value of the Subsidiary Banks' off-balance sheet commitments is nominal since the committed rates approximate current rates offered for commitments with similar rate and maturity characteristics and since the estimated credit risk associated with such commitments is not significant.

Derivative instruments: The fair value of derivative instruments, consisting of interest rate contracts, is equal to the estimated amount that the Company would receive or pay to terminate the derivative instruments at the reporting date, taking into account current interest rates and the credit-worthiness of the counterparties.

Deposit liabilities: The fair value of time deposits is estimated using the discounted value of contractual cash flows based on current rates offered for deposits of similar remaining maturities.

FHLB advances:  The fair value is estimated using the discounted value of contractual cash flows based on current rates offered for debt of similar remaining maturities and/or termination values provided by the FHLB.

The carrying amounts and estimated fair values of the Company's financial instruments are as follows as of December 31:

	2011		2010
($ in thousands)		Estimated		Estimated
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Financial assets:
Cash and federal funds sold	$ 13,760	$ 13,760	$ 18,100	$ 18,100
Interest-bearing deposits	81,717	81,717	40,836	40,836
Securities available for sale	83,653	83,653	138,099	138,099
Loans, net of allowance for loan losses	737,761	727,714	806,212	800,785
Accrued interest receivable	3,103	3,103	3,789	3,789
Derivative asset positions	301	301	136	136

Financial liabilities:
Deposits	846,929	851,700	923,745	929,271
Short-term borrowings	14,384	14,384	15,075	15,075
Other borrowings	8,581	8,581	10,536	10,536
FHLB advances	16,653	17,393	17,658	18,214
Subordinated debt to nonconsolidated subsidiaries	10,310	10,310	10,310	10,310
Accrued interest payable	687	687	1,108	1,108
Derivative liability positions	301	301	135	135

The Savannah Bancorp, Inc. (Parent Company Only) Financial Information ($ in thousands)	12 Months Ended
Dec. 31, 2011
The Savannah Bancorp, Inc. (Parent Company Only) Financial Information ($ in thousands) [Abstract]
The Savannah Bancorp, Inc. (Parent Company Only) Financial Information ($ in thousands)
Note 22 - The Savannah Bancorp, Inc. (Parent Company Only) Financial Information   ($ in thousands)

The following are condensed balance sheets of the Parent			The cash flows of the Parent Company are shown below for
Company at December 31, 2011 and 2010:			the three years ended December 31:

	2011	2010		2011	2010	2009
Assets			Operating activities
Cash on deposit	$ 15	$ 60	Net income (loss)	$ (2,172)	$ (3,989)	$ 929
Interest-bearing deposits	917	1,542	Adjustments to reconcile net
Investment in subsidiaries	90,822	92,031	income (loss) to cash provided
Premises and equipment	509	554	by operating activities:
Investment in nonconsolidated			Distributions in excess of
subsidiary	940	905	earnings of subsidiaries	3,332	4,478	2,529
Other assets	3,017	2,625	Depreciation	277	343	449
Total assets	$ 96,220	$ 97,717	Gain on sale of partnership interest	-	(255)	-
Liabilities			Non cash stock-based
Subordinated debt	$ 10,310	$ 10,310	compensation expense	20	79	144
Other liabilities	1,780	1,604	Change in other assets and
Total liabilities	12,090	11,914	liabilities, net	(252)	(601)	(477)
Shareholders' equity			Net cash provided by
Common stock	7,201	7,201	operating activities	1,205	55	3,574
Additional paid-in capital	48,656	48,634
Retained earnings	27,103	29,275	Investing activities
Treasury stock	(1)	(1)	Proceeds from sale of
Accumulated other			partnership interest	-	694	-
comprehensive income, net	1,171	694	Purchase of equipment and
Total shareholders' equity	84,130	85,803	software	(232)	(65)	(108)
Total liabilities and equity	$ 96,220	$ 97,717	Capital contribution to
			consolidated subsidiaries	(1,645)	(10,475)	(3,390)
The operating results of the Parent Company are shown			Net cash used in
below for the three years ended December 31:			investing activities	(1,877)	(9,846)	(3,498)

	2011	2010	2009	Financing activities
Dividends from subsidiaries	$ 1,750	$ 950	$ 4,200	Dividends paid	-	(119)	(1,098)
Interest income	9	31	4	Issuance of common stock
Interest expense	303	306	362	and exercise of options	2	11,247	-
Net interest and dividend income	1,456	675	3,842	Issuance of treasury stock	-	3	-
Other income	83	289	29	Net cash provided by (used in)
Processing / management fees	4,804	4,996	5,267	financing activities	2	11,131	(1,098)
Total income	6,343	5,960	9,138	Increase (decrease) in cash
Corporate expenses	590	535	733	and cash equivalents	(670)	1,340	(1,022)
Processing / management costs	4,933	5,111	5,342	Cash, beginning of year	1,602	262	1,284
Other expenses	5,523	5,646	6,075	Cash, end of year	$ 932	$ 1,602	$ 262
Income before income taxes and
distributions in excess of				The Parent Company financial statements include the
earnings of subsidiaries	820	314	3,063	following intercompany items: interest-bearing deposits on
Income tax benefit	340	175	395	the balance sheets; dividend income, interest income and
Income before distributions in				processing / management fees on the statements of income.
excess of earnings of subsidiaries	1,160	489	3,458	The investment in the nonconsolidated subsidiary on the
Distributions in excess of earnings				balance sheet represents a 50 percent interest in a limited
of subsidiaries	(3,332)	(4,478)	(2,529)	partnership which owns the headquarters building at
Net income (loss)	$(2,172)	$(3,989)	$ 929	25 Bull Street, Savannah, GA .